===========================================================================

                                 FORM 8-K

                    SECURITIES AND EXCHANGE COMMISSION

                          Washington, D.C.  20549



                              CURRENT REPORT

                    Pursuant to Section 13 or 15(d) of
                    The Securities Exchange Act of 1934




                       Date of Report: JUNE 30, 1998




                        ENERGY SEARCH, INCORPORATED
          (Exact Name of Registrant as Specified in Its Charter)



              TENNESSEE              001-12679           62-1423071
    (State or Other Jurisdiction    (Commission        (IRS Employer
          of Incorporation)         File Number)    Identification Number)



     280 FORT SANDERS WEST BLVD., SUITE 200
              KNOXVILLE, TENNESSEE                         37922
    (Address of Principal Executive Offices)             (Zip Code)



                              (800) 551-5810
            Registrant's telephone number, including area code

===========================================================================

ITEM 5.   OTHER EVENTS.

          On June 17, 1998, Energy Search, Incorporated announced that the Board of Directors authorized the officers of the Corporation from time to time in their discretion to purchase up to 100,000 shares of the Corporation's common stock, no par value. Such shares shall be given the status of authorized but unissued shares pursuant to Tennessee law. The Board of Directors has directed the officers to make these purchases in compliance with Rule 10b-18 of the Securities Exchange Act of 1934.




                                 SIGNATURE


               Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                   ENERGY SEARCH, INCORPORATED
                                   (Registrant)


Dated: June 30, 1998               By  /S/ RICHARD S. COOPER
                                       Richard S. Cooper
                                       President

                               EXHIBIT INDEX


EXHIBIT                            DOCUMENT

  99           Press Release dated June 30, 1998.